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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                        August 18, 2005 (August 3, 2005)

                         WESTERN POWER & EQUIPMENT CORP.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       0-26230                  91-1688446
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)


                  6407-B N.E. 117th Avenue, Vancouver, WA 98662
          (Address of principal executive offices, including zip code)

                                 (360) 253-2346
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR  240.13e-4(c))
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FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations applicable to the mining industry, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission by Western Power & Equipment Corp. (the "Company"). All readers are encouraged to review this Current Report. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.


ITEM 8.01  OTHER EVENTS.

On August 3, 2005 Arizona Pacific Materials, LLC, an Arizona limited liability company and wholly owed subsidiary of the Company ("APM"), entered into a lease agreement (the "Lease Agreement") with CalMat Co., a Delaware corporation dba Vulcan Materials Company, Western Division ("Vulcan"). The Lease Agreement provides for the lease by APM to Vulcan of certain property for $2,500 per month. The term of the agreement is five years, subject to Vulcan's right to extend such term for two periods of five years. The Lease Agreement provides for the operation by Vulcan of an asphalt plant as well as for its ability to determine to operate a ready mix plant. In addition, APM agrees to supply no less than 250,000 tons of certain mineral materials, including basalt, cinders, sand, gravel and other inert materials, each year that the Lease Agreement is in effect, and Vulcan agrees to accept and purchase such amount. Vulcan shall have the right but not the obligation to purchase additional amounts of the mineral materials.

The above description of the Lease Agreement does not purport to be complete and is qualified in its entirety by reference to the form of lease agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

On August 18, 2005, the Company issued a press release announcing the execution by APM of the Lease Agreement. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

       10.1      Lease Agreement

       99.1      Press Release issued August 18, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 18, 2005

                                          WESTERN POWER & EQUIPMENT CORP.

                                          By: /s/ Mark Wright
                                              -----------------------------
                                          Name: Mark Wright
                                          Title: Chief Financial Officer